EXHIBIT 99.1 News Release

HP Reports Second Quarter 2011 Results

—	Second quarter GAAP diluted earnings per share up 15% year over year with non-GAAP diluted earnings per share up 14% and cash flow from operations up 28%

—	Second quarter gross margins and operating margins up 1.0 and 0.1 percentage points, respectively, year over year

—	Continued strength in commercial businesses resulted in commercial revenue increasing 8% year over year, with Enterprise Servers, Storage and Networking revenue up 15%, Software revenue up 17%, and commercial PC Clients and Printers revenue up 13% and 7%, respectively

—	Revising full year GAAP diluted earnings per share outlook down to at least $4.27 and non-GAAP diluted earnings per share outlook down to at least $5.00

PALO ALTO, Calif., May 17, 2011 – HP today announced financial results for its second fiscal quarter ended April 30, 2011. Net revenue of $31.6 billion was up 3% from the prior-year period as reported and up 1% when adjusted for the effects of currency.

GAAP diluted earnings per share (EPS) was $1.05, up 15% from $0.91 in the prior-year period. Non-GAAP diluted EPS was $1.24, up 14% from $1.09 in the prior-year period. Non-GAAP financial information excludes after-tax costs of approximately $0.19 per share and $0.18 per share in the second quarter of fiscal 2011 and 2010, respectively, related primarily to the amortization of purchased intangibles, restructuring charges and acquisition-related charges. Information about HP’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

“HP executed well and delivered a solid quarter,” said Léo Apotheker, HP president and chief executive officer. “Our enterprise strategy, with services at its core, is focused on higher value-added solutions.  Today we are accelerating our efforts to align our services business model to our long-term strategy to deliver unprecedented value to our customers and a better return for our shareholders.”

Editorial Contacts

Mylene Mangalindan, HP
+1 650 236 0005
corpmediarelations@hp.com

Michael Thacker, HP
+1 650 857 2254
corpmediarelations@hp.com

HP Investor Relations
investor.relations@hp.com

HP Media Hotline
+ 1 866 266 7272
www.hp.com/go/newsroom

1/24

News Release

	Q2 FY11	Q2 FY10	Y/Y
Net revenue ($B)	$ 31.6	$ 30.8	3%
GAAP operating margin	9.4%	9.3%	0.1 pts
GAAP net earnings ($B)	$ 2.3	$ 2.2	5%
GAAP diluted EPS	$ 1.05	$ 0.91	15%
Non-GAAP operating margin	11.3%	11.2%	0.1 pts
Non-GAAP net earnings ($B)	$ 2.7	$ 2.6	3%
Non-GAAP diluted EPS	$ 1.24	$ 1.09	14%

“In the second quarter, we saw continued strength in the enterprise with combined revenue from our commercial businesses up 8% year over year,” said Cathie Lesjak, HP executive vice president and chief financial officer. “We again expanded our margins and increased both earnings per share and cash flow from operations double digits year over year.”

Trends and regional performance
Results were largely driven by performance in the commercial sector as businesses continued to spend on technology. HP experienced uneven consumer performance across its product categories during the quarter with continued softness in consumer PCs across all geographies.

Second quarter revenue was up 2% year over year in the Americas to $13.8 billion. Revenue was down 1% in Europe, the Middle East and Africa and up 10% in Asia Pacific to $11.7 billion and $6.1 billion, respectively. When adjusted for the effects of currency, revenue was up 1% in the Americas, flat in Europe, the Middle East and Africa and up 4% in Asia Pacific. Revenue from outside of the United States in the second quarter accounted for 66% of total HP revenue.  HP saw accelerated growth in BRIC countries (Brazil, Russia, India and China) with revenue increasing 19% while accounting for 12% of total HP revenue.

2/24

News Release

Business group highlights
—
Personal Systems Group (PSG) revenue declined 5% year over year with a 5.7% operating margin. PSG remains the PC market leader in terms of units, revenue and profit share.  PSG maintained its market leadership position in Commercial PCs, with Commercial Client revenue growth of 13% outpacing Consumer Client revenue decline of 23% in the quarter.

—
Imaging and Printing Group (IPG) revenue grew 5% year over year with a 17.0% operating margin. IPG continued to deliver strong performance across the business with share gains in all printing categories and 41% year-over-year growth in commercial printer hardware units. IPG continued to drive innovation and momentum with the new ePrint platform, graphic arts and other commercial print solutions.

—
Services revenue grew 2% year over year with a 15.2% operating margin. To improve long-term performance, HP is accelerating alignment of the services business with the company’s overall strategy, including making investments to drive more value-added solutions and migration to the cloud.

—
Enterprise Servers, Storage and Networking (ESSN) revenue grew 15% year over year with a 13.8% operating margin. ESSN delivered a solid quarter with HP’s innovative converged infrastructure products winning in the data center. HP gained momentum in cloud with strong interest in and the successful launch of HP CloudSystem.

—	HP Software revenue grew 17% year over year with a 20.2% operating margin. HP Software revenue was driven by strong growth in licenses and services of 29% and 22%, respectively.

—
HP Financial Services revenue grew 17% year over year with a 9.4% operating margin. Financial Services continued to see its strong performance driven by both double-digit growth in lease volume and a healthy improvement in portfolio assets.

3/24

News Release

Asset management
HP generated $4.0 billion in cash flow from operations in the second quarter. Inventory ended the quarter at $6.8 billion, with days of inventory up 1 day year over year at 26 days. Accounts receivable of $18.6 billion was up 10 days year over year at 53 days. Accounts payable ended the quarter at $14.2 billion, up 3 days from the prior-year period. HP’s dividend payment in the second quarter resulted in cash usage of $182 million. HP also utilized $2.7 billion of cash during the quarter to repurchase approximately 64 million shares of common stock in the open market. HP exited the quarter with $12.8 billion in gross cash.

Outlook
HP’s revised outlook for the third quarter and the full year fiscal 2011 reflects an expected near-term impact from the Japan earthquake and related events, continued softness in sales of consumer PCs, and reduced operating profit expectations for Services.

For the third quarter of fiscal 2011, HP estimates revenue of approximately $31.1 billion to $31.3 billion, GAAP diluted EPS of approximately $0.90, and non-GAAP diluted EPS of approximately $1.08.

Third quarter fiscal 2011 non-GAAP diluted EPS estimates exclude after-tax costs of approximately $0.18 per share, related primarily to the amortization of purchased intangibles, restructuring charges and acquisition-related charges.

HP expects full year fiscal 2011 revenue in the range of $129 billion to $130 billion, GAAP diluted EPS of at least $4.27, and non-GAAP diluted EPS of at least $5.00.

Full year fiscal 2011 non-GAAP diluted EPS estimates exclude after-tax costs of approximately $0.73 per share, related primarily to the amortization of purchased intangibles, restructuring charges and acquisition-related charges.

More information on HP’s quarterly earnings, including additional financial analysis and an earnings overview presentation, is available on HP’s Investor Relations website at www.hp.com/investor/home.

HP’s Q2 FY11 earnings conference call is accessible via an audio webcast at www.hp.com/investor/2011q2webcast.

About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a portfolio that spans printing, personal computing, software, services and IT infrastructure at the convergence of the cloud and connectivity, creating seamless, secure, context-aware experiences for a connected world. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

4/24

News Release
Use of non-GAAP financial information
To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for this quarter and prior periods is included in the tables below. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Measures” after the tables below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

Forward-looking statements
This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, earnings, tax provisions, cash flows, benefit obligations, share repurchases, currency exchange rates, the impact of acquisitions or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of cost reduction programs and restructuring plans; any statements concerning the expected development, performance or market share relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation

5/24

News Release

or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the impact of macroeconomic and geopolitical trends and events; the competitive pressures faced by HP’s businesses; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; integration and other risks associated with business combination and investment transactions; the hiring and retention of key employees; assumptions related to pension and other post-retirement costs; expectations and assumptions relating to the execution and timing of cost reduction programs and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010 and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2011. As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be meaningful, these amounts could differ materially from actual reported amounts in HP’s Form 10-Q for the quarter ended April 30, 2011. In particular, determining HP’s actual tax balances and provisions as of April 30, 2011 requires extensive internal and external review of tax data (including consolidating and reviewing the tax provisions of numerous domestic and foreign entities), which is being completed in the ordinary course of preparing HP’s Form 10-Q. HP assumes no obligation and does not intend to update these forward-looking statements.

© 2011 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.

6/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2011	January 31, 2011	April 30, 2010

Net revenue	$31,632	$32,302	$30,849

Costs and Expenses: (a)
Cost of sales	23,860	24,408	23,569
Research and development	815	798	722
Selling, general and administrative	3,397	3,090	3,096
Amortization of purchased intangible assets	413	425	347
Restructuring charges	158	158	180
Acquisition-related charges	21	29	77
Total costs and expenses	28,664	28,908	27,991

Earnings from operations	2,968	3,394	2,858

Interest and other, net	(76)	(97)	(91)

Earnings before taxes	2,892	3,297	2,767

Provision for taxes	588	692	567

Net earnings	$2,304	$2,605	$2,200

Net earnings per share:
Basic	$1.07	$1.19	$0.94
Diluted	$1.05	$1.17	$0.91

Cash dividends declared per share	$-	$0.16	$-

Weighted-average shares used to compute net earnings per share:
Basic	2,150	2,182	2,345
Diluted	2,184	2,226	2,406

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

7/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30,
	2011	2010

Net revenue	$63,934	$62,026

Costs and expenses: (a)
Cost of sales	48,268	47,596
Research and development	1,613	1,403
Selling, general and administrative	6,487	6,063
Amortization of purchased intangible assets	838	677
Restructuring charges	316	311
Acquisition-related charges	50	115
Total costs and expenses	57,572	56,165

Earnings from operations	6,362	5,861

Interest and other, net	(173)	(290)

Earnings before taxes	6,189	5,571

Provision for taxes	1,280	1,121

Net earnings	$4,909	$4,450

Net earnings per share:
Basic	$2.27	$1.89
Diluted	$2.23	$1.84

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,166	2,352
Diluted	2,203	2,412

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

8/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended April 30, 2011	Diluted earnings per share	Three months ended January 31, 2011	Diluted earnings per share	Three months ended April 30, 2010	Diluted earnings per share

GAAP net earnings	$2,304	$1.05	$2,605	$1.17	$2,200	$0.91

Non-GAAP adjustments:
Amortization of purchased intangible assets	413	0.19	425	0.19	347	0.14
Restructuring charges	158	0.07	158	0.07	180	0.08
Acquisition-related charges	21	0.01	29	0.01	77	0.03
Adjustments for taxes	(179)	(0.08)	(187)	(0.08)	(171)	(0.07)
Non-GAAP net earnings	$2,717	$1.24	$3,030	$1.36	$2,633	$1.09

GAAP earnings from operations	$2,968		$3,394		$2,858

Non-GAAP adjustments:
Amortization of purchased intangible assets	413		425		347
Restructuring charges	158		158		180
Acquisition-related charges	21		29		77

Non-GAAP earnings from operations	$3,560		$4,006		$3,462

GAAP operating margin	9%		11%		9%
Non-GAAP adjustments	2%		1%		2%

Non-GAAP operating margin	11%		12%		11%

9/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30, 2011	Diluted earnings per share	Six months ended April 30, 2010	Diluted earnings per share

GAAP net earnings	$4,909	$2.23	$4,450	$1.84

Non-GAAP adjustments:
Amortization of purchased intangible assets	838	0.39	677	0.28
Restructuring charges	316	0.14	311	0.13
Acquisition-related charges	50	0.02	115	0.05
Adjustments for taxes	(366)	(0.17)	(326)	(0.13)
Non-GAAP net earnings	$5,747	$2.61	$5,227	$2.17

GAAP earnings from operations	$6,362		$5,861

Non-GAAP adjustments:
Amortization of purchased intangible assets	838		677
Restructuring charges	316		311
Acquisition-related charges	50		115

Non-GAAP earnings from operations	$7,566		$6,964

GAAP operating margin	10%		9%
Non-GAAP adjustments	2%		2%

Non-GAAP operating margin	12%		11%

10/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30, 2011	October 31, 2010
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,738	$10,929
Accounts receivable	18,621	18,481
Financing receivables	3,179	2,986
Inventory	6,778	6,466
Other current assets	14,759	15,322

Total current assets	56,075	54,184

Property, plant and equipment	11,890	11,763

Long-term financing receivables and other assets	11,320	12,225

Goodwill and purchased intangible assets	45,842	46,331

Total assets	$125,127	$124,503

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$8,406	$7,046
Accounts payable	14,222	14,365
Employee compensation and benefits	3,563	4,256
Taxes on earnings	848	802
Deferred revenue	7,397	6,727
Other accrued liabilities	16,934	16,207

Total current liabilities	51,370	49,403

Long-term debt	14,512	15,258
Other liabilities	17,450	19,061

Stockholders' equity:
HP stockholders' equity	41,423	40,449
Non-controlling interests	372	332

Total stockholders' equity	41,795	40,781

Total liabilities and stockholders' equity	$125,127	$124,503

11/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three months ended April 30, 2011	Six months ended April 30, 2011

Cash flows from operating activities:
Net earnings	$2,304	$4,909
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,242	2,497
Stock-based compensation expense	147	327
Provision for bad debt and inventory	10	96
Restructuring charges	158	316
Deferred taxes on earnings	9	641
Excess tax benefit from stock-based compensation	(90)	(154)
Other, net	(35)	(139)

Changes in assets and liabilities:
Accounts and financing receivables	(2,360)	(608)
Inventory	(82)	(415)
Accounts payable	769	(143)
Taxes on earnings	335	93
Restructuring	(233)	(505)
Other assets and liabilities	1,788	117
Net cash provided by operating activities	3,962	7,032

Cash flows from investing activities:
Investment in property, plant and equipment	(1,100)	(2,026)
Proceeds from sale of property, plant and equipment	90	633
Purchases of available-for-sale securities and other investments	19	-
Maturities and sales of available-for-sale securities and other investments	4	57
Payments made in connection with business acquisitions, net of cash acquired	(232)	(246)
Net cash used in investing activities	(1,219)	(1,582)

Cash flows from financing activities:
Issuance (repayment) of commercial paper and notes payable, net	2,712	(998)
Issuance of debt	99	2,216
Payment of debt	(316)	(454)
Issuance of common stock under employee stock plans	344	774
Repurchase of common stock	(2,686)	(4,976)
Excess tax benefit from stock-based compensation	90	154
Dividends	(182)	(357)
Net cash provided by (used in) financing activities	61	(3,641)

Increase in cash and cash equivalents	2,804	1,809
Cash and cash equivalents at beginning of period	9,934	10,929
Cash and cash equivalents at end of period	$12,738	$12,738

12/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30, 2011	January 31, 2011	April 30, 2010

Net revenue: (a)

Services	$8,977	$8,607	$8,842
Enterprise Servers, Storage and Networking	5,556	5,634	4,837
HP Software	764	697	653
HP Enterprise Business	15,297	14,938	14,332
Personal Systems Group	9,415	10,449	9,956
Imaging and Printing Group	6,745	6,630	6,396
HP Financial Services	885	827	755
Corporate Investments	72	78	66
Total Segments	32,414	32,922	31,505
Eliminations of intersegment net revenue and other	(782)	(620)	(656)

Total HP Consolidated Net Revenue	$31,632	$32,302	$30,849

Earnings from operations: (a)

Services	$1,361	$1,375	$1,401
Enterprise Servers, Storage and Networking	766	828	624
HP Software	154	123	167
HP Enterprise Business	2,281	2,326	2,192
Personal Systems Group	533	672	465
Imaging and Printing Group	1,144	1,129	1,098
HP Financial Services	83	79	69
Corporate Investments	(198)	(183)	(65)
Total Segments	3,843	4,023	3,759

Corporate and unallocated costs and eliminations	(153)	149	(112)
Unallocated costs related to stock-based compensation expense	(130)	(166)	(185)
Amortization of purchased intangible assets	(413)	(425)	(347)
Restructuring charges	(158)	(158)	(180)
Acquisition-related charges	(21)	(29)	(77)
Interest and other, net	(76)	(97)	(91)

Total HP Consolidated Earnings Before Taxes	$2,892	$3,297	$2,767

(a)	Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

13/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended April 30,
	2011	2010

Net revenue: (a)

Services	$17,584	$17,632
Enterprise Servers, Storage and Networking	11,190	9,447
HP Software	1,461	1,316
HP Enterprise Business	30,235	28,395
Personal Systems Group	19,864	20,540
Imaging and Printing Group	13,375	12,602
HP Financial Services	1,712	1,474
Corporate Investments	150	126
Total Segments	65,336	63,137
Eliminations of intersegment net revenue and other	(1,402)	(1,111)

Total HP Consolidated Net Revenue	$63,934	$62,026

Earnings from operations: (a)

Services	$2,736	$2,780
Enterprise Servers, Storage and Networking	1,594	1,231
HP Software	277	339
HP Enterprise Business	4,607	4,350
Personal Systems Group	1,205	995
Imaging and Printing Group	2,273	2,152
HP Financial Services	162	136
Corporate Investments	(381)	(121)
Total Segments	7,866	7,512

Corporate and unallocated costs and eliminations	(4)	(200)
Unallocated costs related to stock-based compensation expense	(296)	(348)
Amortization of purchased intangible assets	(838)	(677)
Restructuring charges	(316)	(311)
Acquisition-related charges	(50)	(115)
Interest and other, net	(173)	(290)

Total HP Consolidated Earnings Before Taxes	$6,189	$5,571

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments.  Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments.  There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

14/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT / BUSINESS UNIT INFORMATION
(Unaudited)
(In millions)

	Three months ended			Growth rate (%)
	April 30, 2011	January 31, 2011	April 30, 2010	Q/Q	Y/Y

Net revenue: (a)

Infrastructure Technology Outsourcing	$3,783	$3,636	$3,724	4%	2%
Technology Services	2,713	2,602	2,652	4%	2%
Application Services	1,724	1,632	1,684	6%	2%
Business Process Outsourcing	673	658	716	2%	(6%)
Other	84	79	66	6%	27%
Services	8,977	8,607	8,842	4%	2%
Industry Standard Servers	3,387	3,448	3,056	(2%)	11%
Storage	980	1,012	948	(3%)	3%
Business Critical Systems	546	555	538	(2%)	1%
HP Networking (b)	643	619	295	4%	118%
Enterprise Servers, Storage and Networking	5,556	5,634	4,837	(1%)	15%
HP Software (c)	764	697	653	10%	17%
HP Enterprise Business	15,297	14,938	14,332	2%	7%
Notebooks	5,039	5,808	5,527	(13%)	(9%)
Desktops	3,641	3,896	3,797	(7%)	(4%)
Workstations	541	535	423	1%	28%
Other	194	210	209	(8%)	(7%)
Personal Systems Group (d)	9,415	10,449	9,956	(10%)	(5%)
Supplies	4,612	4,358	4,331	6%	6%
Commercial Hardware	1,438	1,464	1,348	(2%)	7%
Consumer Hardware	695	808	717	(14%)	(3%)
Imaging and Printing Group	6,745	6,630	6,396	2%	5%
HP Financial Services	885	827	755	7%	17%
Corporate Investments	72	78	66	(8%)	9%
Total Segments	32,414	32,922	31,505	(2%)	3%
Eliminations of intersegment net revenue and other	(782)	(620)	(656)	26%	19%

Total HP Consolidated Net Revenue	$31,632	$32,302	$30,849	(2%)	3%

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. In addition, revenue was transferred among the business units within the Services and Personal Systems Group segments. There was no impact on the previously reported financial results for the HP Financial Services and Imaging and Printing Group segments or for the business units within the Imaging and Printing Group segment.

(b)	The networking business was added to the Enterprise Servers, Storage and Networking segment in fiscal 2011.
(c)	The Business Technology Optimization and Other Software business units were consolidated into a single business unit within the HP Software segment in fiscal 2011.
(d)	The Handhelds business unit, which includes devices that run on Windows Mobile software, was reclassified into the Other business unit within the Personal Systems Group in fiscal 2011.

15/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT / BUSINESS UNIT INFORMATION
(Unaudited)
(In millions)

	Six months ended
	April 30,
	2011	2010

Net revenue: (a)

Infrastructure Technology Outsourcing	$7,419	$7,399
Technology Services	5,315	5,283
Application Services	3,356	3,365
Business Process Outsourcing	1,331	1,450
Other	163	135
Services	17,584	17,632
Industry Standard Servers	6,835	6,002
Storage	1,992	1,837
Business Critical Systems	1,101	1,094
HP Networking (b)	1,262	514
Enterprise Servers, Storage and Networking	11,190	9,447
HP Software (c)	1,461	1,316
HP Enterprise Business	30,235	28,395
Notebooks	10,847	11,665
Desktops	7,537	7,650
Workstations	1,076	798
Other	404	427
Personal Systems Group (d)	19,864	20,540
Supplies	8,970	8,412
Commercial Hardware	2,902	2,639
Consumer Hardware	1,503	1,551
Imaging and Printing Group	13,375	12,602
HP Financial Services	1,712	1,474
Corporate Investments	150	126
Total Segments	65,336	63,137
Eliminations of intersegment net revenue and other	(1,402)	(1,111)

Total HP Consolidated Net Revenue	$63,934	$62,026

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. In addition, revenue was transferred among the business units within the Services and Personal Systems Group segments. There was no impact on the previously reported financial results for the HP Financial Services and Imaging and Printing Group segments or for the business units within the Imaging and Printing Group segment.

(b)	The networking business was added to the Enterprise Servers, Storage and Networking segment in fiscal 2011.
(c)	The Business Technology Optimization and Other Software business units were consolidated into a single business unit within the HP Software segment in fiscal 2011.
(d)	The Handhelds business unit, which includes devices that run on Windows Mobile software, was reclassified into the Other business unit within the Personal Systems Group in fiscal 2011.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT NON-GAAP OPERATING MARGIN SUMMARY DATA
(Unaudited)
(In millions)

	Three months ended	Change in Operating Margin (pts)
	April 30, 2011	Y/Y		Q/Q
Non-GAAP Operating Margin: (a)
Services	15.2%	(0.6 pts	)	(0.8 pts	)
Enterprise Servers, Storage and Networking	13.8%	0.9 pts		(0.9 pts	)
HP Software	20.2%	(5.4 pts	)	2.6 pts
HP Enterprise Business	14.9%	(0.4 pts	)	(0.7 pts	)
Personal Systems Group	5.7%	1.0 pts		(0.7 pts	)
Imaging and Printing Group	17.0%	(0.2 pts	)	0.0 pts
HP Financial Services	9.4%	0.3 pts		(0.2 pts	)
Corporate Investments	(275.0%)	(176.5 pts	)	(40.4 pts	)
Total Segments	11.9%	0.0 pts		(0.3 pts	)

Total HP Consolidated Non-GAAP Operating Margin	11.3%	0.1 pts		(1.1 pts	)

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2011	January 31, 2011	April 30, 2010

Numerator:

Net earnings	$2,304	$2,605	$2,200

Denominator:
Weighted-average shares used to compute basic EPS	2,150	2,182	2,345
Dilutive effect of employee stock plans	34	44	61
Weighted-average shares used to compute diluted EPS	2,184	2,226	2,406

Net earnings per share:
Basic (a)	$1.07	$1.19	$0.94
Diluted (b)	$1.05	$1.17	$0.91

(a)	Basic earnings per share was calculated based on net earnings and the weighted-average number of shares outstanding during the reporting period.

(b)	Diluted earnings per share included any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30,
	2011	2010

Numerator:
Net earnings	$4,909	$4,450

Denominator:
Weighted-average shares used to compute basic EPS	2,166	2,352
Dilutive effect of employee stock plans	37	60
Weighted-average shares used to compute diluted EPS	2,203	2,412

Net earnings per share:
Basic (a)	$2.27	$1.89
Diluted (b)	$2.23	$1.84

(a)	Basic earnings per share was calculated based on net earnings and the weighted-average number of shares outstanding during the reporting period.

(b)	Diluted earnings per share included any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NON-GAAP NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2011	January 31, 2011	April 30, 2010

Numerator:
Non-GAAP net earnings	$2,717	$3,030	$2,633

Denominator:
Weighted-average shares used to compute basic EPS	2,150	2,182	2,345
Dilutive effect of employee stock plans	34	44	61
Weighted-average shares used to compute diluted EPS	2,184	2,226	2,406

Non-GAAP net earnings per share:
Basic (a)	$1.26	$1.39	$1.12
Diluted (b)	$1.24	$1.36	$1.09

(a)	Basic non-GAAP earnings per share was calculated based on non-GAAP net earnings and the weighted-average number of shares outstanding during the reporting period.

(b)	Diluted non-GAAP earnings per share included any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

20/24

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NON-GAAP NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30,
	2011	2010

Numerator:
Non-GAAP net earnings	$5,747	$5,227

Denominator:
Weighted-average shares used to compute basic EPS	2,166	2,352
Dilutive effect of employee stock plans	37	60
Weighted-average shares used to compute diluted EPS	2,203	2,412

Non-GAAP net earnings per share:
Basic (a)	$2.65	$2.22
Diluted (b)	$2.61	$2.17

(a)	Basic non-GAAP earnings per share was calculated based on non-GAAP net earnings and the weighted-average number of shares outstanding during the reporting period.

(b)	Diluted non-GAAP earnings per share included any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

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Use of Non-GAAP Financial Measures

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. These non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above.

Use and Economic Substance of Non-GAAP Financial Measures Used by HP

Non-GAAP operating profit and non-GAAP operating margin are defined to exclude the effects of any restructuring charges, charges relating to the amortization of purchased intangible assets, and acquisition-related charges recorded during the relevant period. Non-GAAP net earnings and non-GAAP diluted earnings per share consist of net earnings or diluted net earnings per share excluding those same charges. In addition, non-GAAP net earnings and non-GAAP diluted earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. HP’s management uses these non-GAAP financial measures for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses these non-GAAP measures to further its own understanding of HP’s segment operating performance. HP believes that excluding those items mentioned above from these non-GAAP financial measures allows HP management to better understand HP’s consolidated financial performance in relationship to the operating results of HP’s segments, as management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

●
Restructuring charges consist of costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits, and (ii) costs to vacate duplicative facilities. HP excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP’s current operating performance or comparisons to HP’s past operating performance.

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●
Purchased intangible assets consist primarily of customer contracts, customer lists, distribution agreements, technology patents, and products, trademarks and trade names purchased in connection with acquisitions. HP incurs charges relating to the amortization of these intangibles. HP also incurs charges relating to the amortization of amounts assigned to intangible assets to be used in research and development projects. All of those charges are included in HP’s GAAP presentation of earnings from operations, operating margin, net earnings and net earnings per share. Such charges are inconsistent in amount and frequency and are significantly impacted by the timing and magnitude of HP’s acquisitions. Consequently, HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past operating performance.

●
HP incurs costs related to its acquisitions, most of which are treated as non-capitalized expenses. Because non-capitalized, acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of HP’s acquisitions, HP believes that eliminating the non-capitalized expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past operating performance.

Gross cash is a non-GAAP measure that is defined as cash and cash equivalents plus short-term investments and certain long-term investments that may be liquidated within 90 days pursuant to the terms of existing put options or similar rights. HP’s management uses gross cash for the purpose of determining the amount of cash available for investment in HP’s businesses, funding strategic acquisitions, repurchasing stock and other purposes. HP’s management also uses gross cash for the purposes of evaluating HP’s historical and prospective liquidity, as well as to further its own understanding of HP’s segment operating results. Because gross cash includes liquid assets that are not included in GAAP cash and cash equivalents, HP believes that gross cash provides a more accurate and complete assessment of HP’s liquidity and segment operating results.

Material Limitations Associated with Use of Non-GAAP Financial Measures

These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

●
Items such as amortization of purchased intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted earnings per share and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

23/24

●
Items such as restructuring charges that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted earnings per share can have a material impact on cash flows and earnings per share.

●	HP may not be able to liquidate immediately the long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

●
Other companies may calculate non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash differently than HP does, limiting the usefulness of those measures for comparative purposes.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures

HP compensates for the limitations on its use of non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this press release and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review carefully those reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors

HP believes that providing non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision-making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that are calculated in a similar manner.

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